Exhibit 23



                            INDEPENDENT AUDITORS' CONSENT



        AnnTaylor, Inc.:

           We consent to the incorporation by reference in AnnTaylor, Inc.'s Post-Effective Amendment No. 8 to Registration Statement No. 33-28522 to Form S-1 under cover of Form S-3 and to Registration Statement No. 33-61966 on Form S-3 of our report dated March 25, 1994, appearing in this Annual Report on Form 10-K of AnnTaylor, Inc. for the year ended January 29, 1994.


        DELOITTE & TOUCHE


        New Haven, Connecticut
        April 18, 1994